CUSIP No. 934550104               SCHEDULE 13G                    Page 14 of 15
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                                                                     EXHIBIT 1


              JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of January 25, 2006


                                        MUSIC CAPITAL PARTNERS, L.P.

                                        By: Music Partners Capital Limited,
                                        its General Partner


                                        By: /s/ Gary Fuhrman
                                           --------------------------------
                                           Name:  Gary Fuhrman
                                           Title: Vice President


                                        MUSIC PARTNERS CAPITAL LIMITED


                                        By: /s/ Gary Fuhrman
                                           --------------------------------
                                           Name:  Gary Fuhrman
                                           Title: Vice President


                                        MUSIC PARTNERS GP, LLC


                                        By: /s/ Gary Fuhrman
                                           --------------------------------
                                           Name:  Gary Fuhrman
                                           Title: Vice President



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CUSIP No. 934550104               SCHEDULE 13G                    Page 15 of 15
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                                        LEXA MUSIC CAPITAL, LLC


                                        By: /s/ Edgar Bronfman, Jr.
                                           --------------------------------
                                           Name:  Edgar Bronfman, Jr.
                                           Title: Managing Member


                                        /s/ Edgar Bronfman, Jr.
                                        --------------------------------
                                        Edgar Bronfman, Jr.